SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) February 28, 1994
   ------------------------------------------------------------------



                         WASHINGTON TRUST BANCORP, INC.
- ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       RHODE ISLAND                 0-13091              05-0404671
- ----------------------------------------------------------------------
(State or other jurisdiction of    (Commission      (I.R.S. Employer
 incorporation or organization)    File Number)    identification No.)



23 BROAD STREET, WESTERLY, RHODE ISLAND                     02891
- ---------------------------------------               ----------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:   (401) 348-1200
                                                      ----------------


                                        N/A
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Former name, former address and former fiscal year, if changed since last report









                                Page 1 of 2 Pages
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WASHINGTON TRUST BANCORP, INC.
FORM 8-K


Item 5.  Other Events
         ------------
         On February 28, 1994, the Federal Deposit Insurance Corporation (FDIC), the primary federal regulator of the Registrant's subsidiary bank, agreed to release the subsidiary bank from a January 1993 board of directors resolution regarding the payment of dividends and other matters.

         The January 1993 resolution stated that the subsidiary bank would not pay any dividend to the Registrant unless it provided advance notification to its federal and state regulators and received no reasonable objection. The board resolution also required the subsidiary bank to continue to maintain plans and procedures for the maintenance of asset quality, risk control and capital adequacy. The resolution had been accepted by the FDIC pursuant to the termination of a 1991 memorandum of understanding which required the subsidiary bank to obtain prior regulatory approval for payment of dividends to the Registrant.



Item 7.  Financial Statements and Other Exhibits
         ---------------------------------------
         None

                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WASHINGTON TRUST BANCORP, INC.
                                      ------------------------------
                                            (Registrant)



March 15, 1994                     By:     David V. Devault
                                           --------------------------
                                           David V. Devault
                                           Vice President and
                                           Chief Financial Officer




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